Exhibit A(9)(a)

ADVISORS DISCIPLINED TRUST
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of October 13, 2021, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by (the “Adviser”) listed in Exhibit A hereto, severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

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NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2. Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3. Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time,

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applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4. Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	If to the Acquired Fund: [Name of Fund] c/o Aberdeen Standard Investments Inc. Attn: Fund Compliance 1900 Market Street, Suite 200 Philadelphia, PA 19103 Email: fundcompliance.us@abrdn.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: [Name of Fund] c/o Aberdeen Standard Investments Inc. Attn: Legal Dept. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Email: legal.us@abrdn.com

5. Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

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(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6. Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7. Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party, subject to the following.

(c) In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e) The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f) For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Each Closed-End Fund Listed on Exhibit A Hereto

By: /s/ LUCIA SITAR

Name: Lucia Sitar

Title: Vice President

Advisors Disciplined Trust on behalf of each of its existing and future series

By:    Advisors Asset Management, Inc., on behalf of Acquiring Funds

/s/ ALEX MEITZNER

Name: Alex Meitzner

Title: Senior Vice President

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Exhibit A

Acquired Funds

Closed End Fund Name	Ticker
Aberdeen Emerging Markets Equity Income Fund, Inc.	AEF
Aberdeen Australia Equity Fund, Inc.	IAF
Aberdeen Asia-Pacific Income Fund, Inc.	FAX
Aberdeen Global Income Fund, Inc.	FCO
The India Fund, Inc.	IFN
Aberdeen Japan Equity Fund, Inc.	JEQ
Aberdeen Income Credit Strategies Fund	ACP
Aberdeen Global Dynamic Dividend Fund	AGD
Aberdeen Total Dynamic Dividend Fund	AOD
Aberdeen Global Premier Properties Fund	AWP

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ADVISORS DISCIPLINED TRUST
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and advised by Allspring Funds Management, LLC (the “Adviser”), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company;

WHEREAS, the Adviser and the parties hereto intend that this Agreement shall be applicable to all existing and future registered closed-end funds advised by the Adviser, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) of the 1940 Act which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) of the 1940 Act in reliance on the Rule;

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NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2. Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) of the 1940 Act, the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

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3. Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) of the 1940 Act, the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4. Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate in writing for receipt of such notice.

If to the Acquiring Fund: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	If to the Acquired Fund: Allspring Funds Attn: Matthew Prasse 101 Seaport Boulevard, 11th Floor Boston, MA 02210 Email: Matthew.Prasse@allspring-global.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Allspring Funds Management, LLC Attn: Johanne Castro 525 Market Street, 12th Floor San Francisco, CA 94105 Email: Johanne.F.Castro@allspring-global.com

5. Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the 1940 Act Section 12(d)(1)(A) limits in reliance on the Rule. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

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6. Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7. Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party.

(c) In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e) The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f) For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-end Funds advised by Allspring Funds Management, LLC

By: Allspring Funds Management, LLC, on behalf of Acquired Funds

/s/ ANDREW OWEN

Name: Andrew Owen

Title: President and CEO

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of Acquiring Funds

/s/ ALEX R. MEITZNER

Name: Alex R. Meitzner

Title: Senior Vice President

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ADVISORS DISCIPLINED TRUST
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company, as listed on Schedule A, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by ALPS Advisors, Inc. (the “Adviser”), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised the Adviser, and the parties hereto intend that this Agreement to be applicable to all existing and future registered closed-end funds advised by the Adviser, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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1. Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2. Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3. Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all

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conditions of the Rule, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4. Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	If to the Acquired Fund: Liberty All Star Funds c/o ALPS Advisors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203 Email: AAICompliance@alpsinc.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: ALPS Advisors, Inc. Attn: Legal Dept. 1290 Broadway, Suite 1000 Denver, CO 80203

5. Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing, either in its entirety or with respect to one or more specific Acquired Fund(s) or Acquiring Fund(s), by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired

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Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6. Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7. Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party, subject to the following.

(c) In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e) The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f) For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Liberty All Star Equity Fund and Liberty All Star Growth Fund, Inc. advised by Alps Advisors, Inc.

By: ALPS Advisors, Inc., on behalf of Acquired Funds

Signature: /s/ WILLIAM R. PARMENTIER

Name: William R. Parmentier, Jr.

Title: President, Liberty All Star Funds

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of Acquiring Funds

/s/ ALEX MEITZNER

Name: Alex Meitzner

Title: Senior Vice President

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SCHEDULE A - ACQUIRED FUNDS

Liberty All Star Equity Fund

Liberty All Star Growth Fund, Inc.

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BLACKROCK CLOSED-END RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered investment company listed on Schedule A hereto, on behalf of its portfolio series, as applicable that invest in an Acquired Fund in reliance on the Rule as such terms are defined below (each, an “Acquiring Fund”) and each BlackRock closed-end registered investment company listed on Schedule B hereto (each, an “Acquired Fund”), each severally and not jointly.

WHEREAS, each Acquiring Fund and Acquired Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which an open-end registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)	In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)	Scale of investment. Upon a reasonable request by an Acquired Fund, and to the extent permissible by applicable law and the compliance policies of the Acquiring Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

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(ii)	Nothing in this Agreement shall be understood to separately impose any requirement that an Acquired Fund redeem or tender for its shares.

(b)	In order to assist the Acquiring Fund’s sponsor with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)	In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall not make any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

(c)	An Acquiring Fund, its Advisory Group (as defined in the Rule) and other accounts over which the Acquiring Fund’s sponsor or its affiliate has investment discretion, individually or in the aggregate, shall not make any purchase or acquisition of shares in an Acquired Fund that results in such group holding more than 10% of an Acquired Fund’s total outstanding voting securities;

(d)	An Acquiring Fund shall promptly notify an Acquired Fund (which notice shall not constitute the giving of any notice required under Section 13 or 16 of the Securities Exchange Act of 1934 or the rules thereunder):

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i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

ii.	where, as a result of a change in the number of outstanding shares of an Acquired Fund, an Acquiring Fund, its Advisory Group (as defined in the Rule) and other accounts over which the Acquiring Fund’s sponsor or its affiliate has investment discretion, individually or in the aggregate, hold more than 10% of the Acquired Fund’s total outstanding voting securities, such notice to include disaggregated information regarding the amounts of such holdings; and

iii.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), or (ii) above.

(e)	Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(f)	Where an Acquiring Fund and its Advisory Group, in the aggregate, hold more than 10% of an Acquired Fund's total outstanding voting securities, each of those holders shall vote its securities in the same proportion as the vote of all other holders of such securities, unless as otherwise provided under the Rule.

(g)	The requirements set forth in Sections 3(d), 3(e) and 3(f) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(h)	To the extent permissible under applicable law, agreements and compliance policies, an Acquiring Fund shall provide an Acquired Fund with information regarding the investments in the Acquired Fund held by the Acquiring Fund, its Advisory Group, and other accounts over which the Acquiring Fund’s sponsor or its affiliate has investment discretion, including the amounts of such investments, upon the Acquired Fund’s reasonable request.

(i)	An Acquiring Fund that is a unit investment trust (“UIT”) will provide at least 30 days’ notice to an Acquired Fund of the mandatory termination date of such UIT.

4.	Indemnification.

(a)	Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

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(b)	Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)	Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)	To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.	Refer to such Acquired Fund by its legal name, for example, the “BlackRock Income Trust, Inc.” upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

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(b)	No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	BlackRock Closed-End Mutual Funds:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Changes to Schedules of Acquiring Funds and Acquired Funds.

(a)	In the event that an Acquiring Fund sponsor wishes to include one or more additional Acquiring Funds in addition to those originally set forth on Schedule A, or to invest in an additional Acquired Fund in addition to those originally set forth on Schedule B, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such fund shall hereunder become an Acquiring Fund or Acquired Fund, as applicable, and Schedule A or Schedule B, as applicable, shall be amended accordingly.

(b)	In the event that an Acquired Fund wishes to no longer be party to the Agreement, the Acquired Fund may provide written notice to the Acquiring Fund, and such Acquired Fund shall no longer be an Acquired Fund under the Agreement and Schedule B shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

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9.	Term and Termination; Assignment; Amendment.

(a)	This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)	This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. To the extent an Acquiring Fund, its Advisory Group other accounts over which the Acquiring Fund’s sponsor or its affiliate has investment discretion, individually or in the aggregate, holds more than 10% of an Acquired Fund’s total outstanding voting securities after the termination of this Agreement, Section 3(d) shall survive the termination of the Agreement. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

10.	State Law Matters.

(a)	In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Acquiring Fund or Acquired Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Acquiring Fund or Acquired Fund.

(b)	For the avoidance of doubt, nothing in this Agreement shall alter or waive any voting restriction or other limitation made available by any state control share acquisition act or similar statute that is, or becomes, applicable to an Acquired Fund (in whole or in part).

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11.	Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND LISTED ON SCHEDULE A HERETO,
ON BEHALF OF ITS SERIES, AS APPLICABLE

BY:	ADVISORS ASSET MANAGEMENT, INC., ON BEHALF OF ACQUIRING FUNDS

By:	/s/ Alex R. Meitzner
Name:	Alex R. Meitzner
Title:	Senior Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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EACH BLACKROCK CLOSED-END REGISTERED INVESTMENT COMPANY LISTED ON SCHEDULE B HERETO AS AN ACQUIRED FUND

By:	/s/ Jonathan Diorio
Name:	Jonathan Diorio
Title:	Vice President

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Schedule A: Acquiring Funds

Existing and Future Series of Advisors Disciplined Trust that invest in an Acquired Fund in reliance on the Rule

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Schedule B: Acquired Funds

Fund Name	Ticker
BlackRock Corporate High Yield Fund, Inc.	HYT
BlackRock California Municipal Income Trust	BFZ
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Enhanced Equity Dividend Trust	BDJ
BlackRock Enhanced Global Dividend Trust	BOE
BlackRock Enhanced International Dividend Trust	BGY
BlackRock ESG Capital Allocation Term Trust	ECAT
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Floating Rate Income Trust	BGT
BlackRock Health Sciences Trust	BME
BlackRock Health Sciences Term Trust	BMEZ
BlackRock Income Trust, Inc.	BKT
BlackRock Innovation and Growth Term Trust	BIGZ
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock MuniAssets Fund, Inc.	MUA
BlackRock Municipal Income Fund, Inc.	MUI
BlackRock MuniHoldings California Quality Fund, Inc.	MUC
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN
BlackRock MuniYield Fund, Inc.	MYD
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY
BlackRock MuniYield New York Quality Fund, Inc.	MYN
BlackRock MuniYield Pennsylvania Quality Fund	MPA
BlackRock MuniYield Quality Fund, Inc.	MQY
BlackRock New York Municipal Income Trust	BNY
BlackRock Resources and Commodities Strategy Trust	BCX
BlackRock Science and Technology Trust	BST
BlackRock Science and Technology Term Trust	BSTZ
BlackRock Taxable Municipal Bond Trust	BBN
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI
BlackRock Virginia Municipal Bond Trust	BHV

As of November 9, 2023

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Schedule C: Notice for Acquiring Funds

Advisors Disciplined Trust

c/o Advisors Asset Management, Inc.

8100 East 22nd Street N., Bldg. 800, Ste. 102

Wichita, KS 67226

Email: aam-uitsponsorsolutions@aamlive.com

With a copy to:

Advisors Asset Management, Inc.

Attn: Legal Dept.

18925 Base Camp Road

Monument, CO 80132

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ADVISORS DISCIPLINED TRUST
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of October 29, 2021, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by CBRE Investment Management Listed Real Assets LLC (the “Adviser”), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised the Adviser, and the parties hereto intend that this Agreement to be applicable to all existing and future registered closed-end funds advised by the Adviser, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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1. Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2. Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3. Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time,

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applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4. Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	If to the Acquired Fund: CBRE Global Real Estate Income Fund c/o CBRE Investment Management Listed Real Assets LLC 201 King of Prussia Road Suite 600 Radnor, PA 19087 Email: jonathan.blome@cbreim.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: CBRE Investment Management Listed Real Assets LLC Attn: Legal Dept. 201 King of Prussia Road Suite 600 Radnor, PA 19087 Email: robert.tull@cbreim.com

5. Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund.

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Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6. Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7. Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party, subject to the following.

(c) In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e) The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f) For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-end Funds advised by CBRE Investment Management Listed Real Assets LLC

By: CBRE Investment Management Listed Real Assets LLC, on behalf of Acquired Funds

By: /s/ JONATHAN BLOME___________

Name: Jonathan Blome

Title: Chief Financial Officer

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of Acquiring Funds

/s/ ALEX MEITZNER

Name: Alex Meitzner_________________

Title: Senior Vice President____________

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ADVISORS DISCIPLINED TRUST
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of September 13, 2021, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by KA Funds Advisors, LLC (the “Adviser”), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised the Adviser, and the parties hereto intend that this Agreement to be applicable to all existing and future registered closed-end funds advised by the Adviser, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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1. Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2. Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3. Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time,

36

applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4. Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com

If to the Acquired Fund:

Kayne Anderson Energy

Infrastructure Fund, Inc. (KYN),

Kayne Anderson NextGen Energy &

Infrastructure, Inc (KMF)

c/o KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, TX 77002

With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Michael O’Neil 1800 Avenue of the Stars, 3rd Floor Los Angeles, CA 90067 Email: moneil@kaynecapital.com

5. Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

37

(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6. Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7. Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party, subject to the following.

(c) In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e) The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f) For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

38

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-end Funds advised by KA Fund Advisors, LLC (“KAFA”)

By: KA Fund Advisors, LLC, on behalf of the Acquired Funds

Name: /s/ MICHAEL O’NEIL ___________

Title: Chief Compliance Officer

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of the Acquiring Funds

/s/ ALEX R. MEITZNER

Name: Alex R. Meitzner_______________

Title: Senior Vice President____________

39

ADVISORS DISCIPLINED TRUST
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of September 1st, 2021, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Madison Asset Management, LLC (the “Adviser”), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised the Adviser, and the parties hereto intend that this Agreement to be applicable to all existing and future registered closed-end funds advised by the Adviser, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d 1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

40

1. Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2. Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3. Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time,

41

applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4. Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	If to the Acquired Fund: Madison Covered Call & Equity Strategy Fund (“MCN”) c/o Madison Asset Management 550 Science Drive Madison, WI 53711 Fax: 608-276-3112 Email: compliance@madisonadv.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Madison Asset Management, LLC Attn: Legal Dept. 550 Science Drive Madison, WI 53711

5. Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

42

(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6. Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7. Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party, subject to the following.

(c) In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e) The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f) For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

43

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-end Funds advised by Madison Asset Management, LLC

By: Madison Asset Management, LLC, on behalf of Acquired Funds

/s/ HOLLY S. BAGGOT

Name: Holly S. Baggot

Title: Vice President

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, LLC, on behalf of Acquiring Funds

/s/ ALEX R. MEITZNER

Name: Alex R. Meitzner

Title: Senior Vice President

44

ADVISORS DISCIPLINED TRUST
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of October 26th, 2021, between Advisors Disciplined Trust (the “Trust”), on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule (as such terms are defined below), severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), severally and not jointly (each, an “Acquired Fund”), listed on Schedule A.

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and is advised by Royce & Associates, LP;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”);

WHEREAS, Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule, which conditions include, without limitation, the entrance by such registered investment companies into a fund of funds investment agreement that complies with the requirements of Rule 12d1-4(b)(2)(iv); and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

45

1. Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence associated with an Acquiring Fund’s investment in an Acquired Fund, each Acquiring Fund and each Acquired Fund agree as follows:

(i) an Acquiring Fund and its advisory group (as such term is defined in the Rule) will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) except as otherwise required by the Rule, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c) In order to assist each Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules, and regulations, including, without limitation, Regulation FD, each Acquiring Fund and each Acquired Fund agrees that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2. Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A)(ii) or Section 12(d)(1)(A)(iii), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to such Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule, as interpreted or modified by the SEC or its staff from time to time, with respect to the Acquiring Fund’s investment in such Acquired Fund, or this Agreement.

3. Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A)(ii) or Section 12(d)(1)(A)(iii), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from

46

time to time, applicable to such Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule, as interpreted or modified by the SEC or its staff from time to time, with respect to such Acquiring Fund’s investment in the Acquired Fund, or this Agreement.

4. Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement or the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	If to the Acquired Fund: [Name of Acquired Fund] c/o Royce & Associates, LP Attn: Bruno Lavion 745 Fifth Avenue New York, NY 10151 Email: blavion@royceinvest.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Royce & Associates, LP Attn: John E. Denneen General Counsel 745 Fifth Avenue New York, NY 10151 Email: jdenneen@royceinvest.com

5. Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, this Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue in effect with respect to each Acquiring Fund and each Acquired Fund until terminated in writing with respect to a particular Acquiring Fund and/or Acquired Fund by either party upon 60 days’ notice to the other party. Upon termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund, the Acquiring Fund that is the subject of such termination may not purchase additional shares of an Acquired Fund, and shares of an Acquired Fund that is the subject of such termination may not be purchased by an Acquiring Fund, beyond the limits of Section 12(d)(1)(A) in reliance on the Rule. For purposes of clarity and the avoidance of any ambiguity, the parties acknowledge and agree that: (i) an Acquiring Fund will not be required to reduce its holdings of any corresponding Acquired Fund

47

upon any termination of this Agreement and (ii) termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate this Agreement as to any other Acquiring Funds and/or Acquired Funds that are parties hereto.

(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund and/or Acquired Fund upon the termination or liquidation of such Acquiring Fund and/or Acquired Fund. This Agreement shall also automatically terminate with respect to a particular Acquired Fund upon the conversion of such Acquired Fund from a closed-end management investment company into an open-end management investment company. Any such termination of this Agreement pursuant to the provisions of this Section 5(c) with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate this Agreement as to any other Acquiring Funds and/or Acquired Funds that are parties hereto.

6. Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and the corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) hereof with respect to such Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7. Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other. Any purported assignment of this Agreement in contravention of the immediately preceding sentence shall be null and void and of no force or effect.

(b) This Agreement may be amended, including the addition of an Acquired Fund to Schedule A, only by a writing that is signed by each party.

(c) In any proceeding or action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) In any proceeding or action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e) The Acquiring Funds and the Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body as necessary or appropriate under applicable laws, rules, or regulations.

(f) [Reserved].

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization or incorporation of such Acquired Fund.

48

(h) In no event and under no circumstances shall any party to this Agreement be liable to any person, including, without limitation, any other party to this Agreement or any third-party beneficiary, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provisions of this Agreement, even if such party had been advised of the possibility of such loss or damages.

(i) Each Acquired Fund agrees to deliver to each Acquiring Fund on an annual basis a certificate, duly certified by an officer of the Acquired Fund, substantially in the form attached hereto as Exhibit A. The Trust agrees to deliver to the Acquired Funds on an annual basis a certificate, duly certified by an officer of the sponsor of the Acquiring Funds, substantially in the form attached hereto as Exhibit B.

(j) The parties acknowledge and agree that, notwithstanding anything contained in this Agreement to the contrary, each investment adviser, including any sub-adviser, to any Acquiring Fund and to any Acquired Fund is and shall be an intended third-party beneficiary of this Agreement.

49

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Each Acquired Fund Listed in Schedule A

(Severally and Not Jointly)

By: Royce & Associates, LP, on Behalf of each Acquired Fund

/s/ CHRISTOPHER D. CLARK_________

Name: Christopher D. Clark

Title: President

Advisors Disciplined Trust, on Behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on Behalf of each Acquiring Fund

/s/ ALEX R. MEITZNER______________

Name: Alex R. Meitzner

Title: Senior Vice President

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SCHEDULE A
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

List of Acquired Funds to Which Rule 12d1-4 Unit Investment Trust
of Closed-End Funds Investment Agreement Applies

Acquired Funds
Royce Global Value Trust, Inc.
Royce Micro-Cap Trust, Inc.
Royce Value Trust, Inc.

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EXHIBIT A
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

Form of Acquired Fund Officer’s Certificate

I, [               ], the duly elected and qualified [Title] of [               ] hereby certify in such capacity pursuant to that certain Rule 12d1-4 Unit Investment Trust of Closed-End Funds Investment Agreement, dated [          ], by and among each Acquiring Fund and each Acquired Fund (the “Investment Agreement”), that during the preceding calendar year:

(a)	no Acquired Fund purchased or otherwise acquired the securities of an investment company or Private Fund (as defined in the Rule) where immediately after such purchase or acquisition, the securities of investment companies and Private Funds owned by the Acquired Fund had an aggregate value in excess of 10% of the value of the total assets of the Acquired Fund, except as otherwise permitted by the Rule and guidance issued thereunder by the SEC or its Staff; and
(b)	each Acquired Fund complied with all applicable terms and conditions of the Rule and the Investment Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Investment Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the [____] day of [__________], [____].

_______________________________________

Name:
Title:
52

EXHIBIT B
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

Form of Acquiring Fund Officer’s Certificate

I, [               ], the duly elected and qualified [Title] of the sponsor of Advisors Disciplined Trust hereby certify in such capacity pursuant to that certain Rule 12d1-4 Unit Investment Trust of Closed-End Funds Investment Agreement, dated [               ], by and among each Acquiring Fund and each Acquired Fund (the “Investment Agreement”), that during the preceding calendar year each Acquiring Fund complied with all applicable terms and conditions of the Rule and the Investment Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Investment Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the [____] day of [__________], [____].

_______________________________________

Name:
Title:

53

ADVISORS DISCIPLINED TRUST
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, is by and between Advisors Asset Management, Inc. (“AAM”), Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in the Acquired Fund (as defined below) in reliance on Rule 12d 1-4 (the “Rule”) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), severally and not jointly (each, an “Acquiring Fund”), and Dividend and Income Fund (the “Acquired Fund”).

WHEREAS, AAM, an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the depositor to the Acquiring Funds;

WHEREAS, Bexil Advisers LLC (the “Adviser”), an investment adviser registered with the SEC under the Advisers Act, serves as the investment adviser to the Acquired Fund;

WHEREAS, the Trust is registered with the SEC as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, the Acquired Fund is organized as a Delaware statutory trust and registered with the SEC as a closed-end management investment company under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) from purchasing or otherwise acquiring any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition owns in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”); and Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, the Rule permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(1) of the 1940 Act, subject to compliance with the conditions of the Rule; and

WHEREAS, the Acquiring Fund may, from time to time, invest in shares of the Acquired Fund in excess of certain limitations of Section 12(d)(1) in reliance on the Rule and this Agreement.

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NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Fund, agree that the Acquiring Funds may invest in the Acquired Fund in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on the Acquired Fund by an Acquiring Fund, the Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group, as such term is defined in the Rule, will not control (individually or in the aggregate) the Acquired Fund;

(ii) (1) no Acquiring Fund which is a registered investment company, individually, shall purchase or otherwise acquire securities issued by the Acquired Fund in excess of the limits set forth in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit), unless this Agreement is amended or supplemented pursuant to Section 7(b) herein; and (2) no Acquiring Fund, individually or in the aggregate with the other Acquiring Funds, shall, without the prior approval of the trustees of the Acquired Fund, purchase or otherwise acquire more than 4.99% of the Acquired Fund’s outstanding voting stock, pursuant to the limitation set forth in Article II of the Acquired Fund’s Amended and Restated Agreement and Declaration of Trust; and

(iii) the Acquiring Funds will vote securities of the Acquired Fund held by them, in aggregate, in the same proportion as the vote of all other holders of such securities.

(c) In order to assist the Acquiring Funds’ principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of the Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and the Acquired Fund agree that the information on fees and expenses of the Acquired Fund shall be provided through delivery or access to publicly available documents.

2.   Representations of the Acquired Fund.

In connection with any investment by an Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and

55

(iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.   Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to the Acquiring Funds; (ii) comply with its obligations under this Agreement; (iii) promptly notify the Acquired Fund when it has invested in the Acquired Fund in an amount which exceeds the limitations in Section 12(d)(1)(A), and at such other times as requested by the Acquired Fund; and (iv) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement, or this Agreement.

4.   Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Funds: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	If to the Acquired Fund: Dividend and Income Fund 3814 Route 44 Millbrook, NY 12545 Email: rkamerman@dividendandincomefund.com and dklimoski@dividendandincomefund.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Bexil Advisers LLC Attn: Legal Dept. 3814 Route 44 Millbrook, NY 12545 Email: rkamerman@bexiladvisers.com and twinmill@bexiladvisers.com

5.   Term and Termination.

(a) While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

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(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Funds (i) may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce their aggregate holdings of the Acquired Fund.

(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the dissolution and liquidation of such Acquiring Fund; provided that such termination of this Agreement on behalf of a particular Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds that are parties hereto; provided further that the termination of this Agreement with respect to a particular Acquiring Fund, for whatever reason, shall not terminate the Agreement as to other Acquiring Funds that are parties hereto.

6.   Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof, the provisions set forth in Section 1(b)(iii) and Section 5(b) shall survive and be a continuing obligation of the Acquiring Funds so long as the Acquiring Funds (or any one of them) hold (holds) any voting securities of the Acquired Fund.

7.   Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party.

(c) In any action involving the Acquiring Funds under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) The Acquiring Funds and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(e) This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws rule.

(f) This Agreement may be executed in multiple counterparts, each of which constitutes an original, and all of which collectively constitute only one Agreement. The signatures of all of the parties need not appear on the same counterpart. This Agreement is effective upon delivery of one executed counterpart from each party to the other.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Dividend and Income Fund

By: /s/ RUSSELL KAMERMAN________

Name: Russell Kamerman

Title: Secretary

Advisors Disciplined Trust on Behalf of each of its existing and future series

By:	Advisors Asset Management, Inc.

By: /s/ ALEX R. Meitzner____________

Name: Alex R. Meitzner________________

Title: Senior Vice President_____________

Advisors Asset Management, Inc.

By: /s/ ALEX R. Meitzner____________

Name: Alex R. Meitzner________________

Title: Senior Vice President_____________

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ADVISORS DISCIPLINED TRUST
RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Virtus Investment Advisers, Inc. (the “Adviser”), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised the Adviser and the parties hereto intend that this Agreement shall be applicable to all existing and future registered closed-end funds advised by the Adviser, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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1. Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2. Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3. Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify

60

the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4. Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	If to the Acquired Fund: Peter Batchelar Virtus Investment Partners One Financial Plaza Hartford, CT 06103 Email: peter.batchelar@virtus.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Virtus Investment Partners Attn: Legal Dept. One Financial Plaza Hartford, CT 06103 Email: LegalNotices@virtus.com

5. Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

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6. Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7. Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party, subject to the following.

(c) In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e) The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f) For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Virtus and Virtus AllianzGI Closed End Funds:

Virtus Total Return Fund Inc. (ZTR)

Virtus Global Multi-Sector Income Fund (VGI)

Virtus AllianzGI Artificial Intelligence and Technology Opportunities Fund (AIO)

Virtus AllianzGI Diversified Income & Convertible Fund (ACV)

Virtus AllianzGI Convertible & Income 2024 Target Term Fund (CBH)

Virtus AllianzGI Convertible & Income Fund (NCV)

Virtus AllianzGI Convertible & Income Fund II (NCZ)

Virtus AllianzGI Equity & Convertible Income Fund (NIE)

Virtus Dividend, Interest & Premium Strategy Fund (NFJ)

By:  /s/ PETER BATCHELAR___________

Name: Peter Batchelar

Title: Senior Vice President

Duff & Phelps Closed End Funds:

DNP Select Income Fund Inc. (DNP)

DTF Tax-Free Income Inc. (DTF)

Duff & Phelps Utility and Infrastructure Fund Inc. (DPG)

By:  /s/ DANIEL J. PETRISKO__________

Name: Daniel J. Petrisko

Title: Executive Vice President

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of Acquiring Funds

/s/ ALEX R. MEITZNER

Name: Alex R. Meitzner

Title: Senior Vice President____________

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ADVISORS DISCIPLINED TRUST
RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its series listed on Schedule A hereto that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) listed on Schedule A hereto and managed by Legg Mason Partners Fund Advisor, LLC (the “Adviser”), severally and not jointly (each an “Acquired Fund”). Schedule A hereto may be amended to add one or more Acquiring Funds and Acquired Funds upon the mutual written agreement of the parties to this Agreement.

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and managed by the Adviser, and the parties hereto intend that this Agreement to be applicable to all existing and future registered closed-end funds advised by the Adviser, to the extent such funds are listed on Schedule A hereto, as amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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1.	Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) an Acquiring Fund together with all affiliated persons (as defined under the 1940 Act) of such Acquiring Fund, in the aggregate, will not purchase more than ten percent (10%) of the oustanding voting securities of any Acquired Fund; if such 10% ownership limit is exceeded in any Acquired Fund, the Trust will notify the applicable Acquired Fund immediately and will not purchase any additional securities of the Acquired Fund; and

(iv) during the term of this Agreement, the Trust will cause the the Acquiring Funds to appear at all Acquired Fund shareholder meetings or otherwise cause Acquired Fund shares owned by the Acquiring Funds to be counted as present thereat for purposes of calculating a quorum;

(v)

(A) except as provided in paragraph (B) below, or otherwise required by applicable law or rules thereunder, the Acquiring Fund will vote all Acquired Fund securities held by the Acquiring Fund in the same proportion as the vote of all other holders of such securities (“echo voting”);

(B) if requested in writing by the Acquired Fund at least 30 days prior to the date on which Acquired Fund shareholders are to vote on any matter, the Acquiring Fund will consider, to the extent permitted in such Acquiring Fund’s governing documents and under applicable laws or rules, voting in its own discretion (rather than echo voting) in accordance with the best interest of its unitholders or shareholder

(vi) during the term of this Agreement, no Acquiring Fund will effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other person to effect, seek, offer, engage in or propose (whether publicly or otherwise) or participate in, any “solicitation” of “proxies” (as defined in Rule 14a-1 under the Securities Exchange Act of 1934, as amended) with respect to the Acquired Funds or propose any matter for submission to a vote of shareholders of any Acquired Fund. Additionally, no Acquiring Fund will knowingly sell shares of any Acquired Fund to any investor which the Acquiring Funds or the Trust know or reasonably should know to be engaged in acquiring or holding the securities of publicly traded companies with a purpose or effect of changing or influencing control of such companies, or in connection with or as a participant in any transactions having that purpose or effect. For the avoidance of doubt, an Acquiring Fund and the Trust shall not be deemed to knowingly sell shares of any Acquired Fund to a particular investor when the Acquiring Fund sells Acquired Fund shares through a broker-dealer or other intermediary for execution on or through a national securities exchange; and

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(vii) upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

(d) The Acquiring Funds and the Acquired Funds acknowledge that, as closed-end funds, the Acquired Funds do not permit daily redemptions, and that Acquired Funds that permit periodic repurchases, such as interval funds that operate under Rule 23c-3 under the 1940 Act or funds that conduct periodic tender offers pursuant to Rule 13e-4 under the Securities Exchange Act of 1934, as amended, would do so only under prescribed circumstances. Upon reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(e) An Acquiring Fund shall promptly provide an Acquired Fund with information regarding the amount of the Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or fails to comply with this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or fails to comply with this Agreement.

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4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	Kevin Wuerfel Vice President Investment Compliance Franklin Templeton One Franklin Parkway Building 920, 2nd Floor San Mateo, CA 94403 E-mail: Rule12d1-4InvestmentAgreements@franklintempleton.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132

5.	Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing (i) by either party upon 60 days’ notice to the other party and (ii) by a non-breaching party immediately if the other party is in material breach of this Agreement. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(1)(C) limits in reliance on the Rule. In addition, the Acquired Fund shall have the right to require the Acquiring Fund to sell or otherwise dispose of any shares of the Acquired Fund that the Acquiring Fund purchased or otherwise acquired in violation of the Rule or in breach of this Agreement. For purposes of clarity, upon termination of the Agreement where an Acquiring Fund has not purchased or otherwised acquired shares of an Acquired Fund in violation of the Rule or in breach of this Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

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(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund or a particular Acquired Fund upon the termination of such fund. Such termination of the Agreement on behalf of the respective Acquiring Fund or Acquired Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

 If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Sections 1(b)(iv) and (v) shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a) This Agreement may not be assigned (as that term is defined in the 1940 Act) by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party. Notwithstanding the foregoing, the Trust may amend Schedule A to add series of the Trust as additional Acquiring Funds from time to time. The Trust shall deliver notice of such amendment to the Acquired Funds at least annually.

(c) In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy for satisfaction, and not to any other series of the Trust or to the Trust’s trustees, officers, employees or beneficial interest holders, or any of them, or any of their personal assets for such satisfaction.

(d) In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy for satisfaction, and not to any other Acquired Fund hereunder or to the Acquired Funds’ directors, trustees, officers, employees or shareholders, or any of them, or any of their personal assets for such satisfaction.

(e) In no event and under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provisions of this Agreement, even if such party had been advised of the possibility of such losses or damages.

(f) The Acquiring Funds and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

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(g) For any Acquired Fund that is a Massachusetts business trust or a series of a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts. Notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of an Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(h) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of Acquiring Funds

By:	/s/ALEX MEITZNER

Name:	Alex Meitzner

Title:	Senior Vice President

Acquired Funds

LMP Capital and Income Fund Inc.

ClearBridge MLP & Midstream Total Return Fund Inc.

BrandywineGLOBAL Global Income Opportunities Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

ClearBridge MLP & Midstream Fund Inc.

By:	/s/ JANE TRUST
Name: Jane Trust
Title: President

Templeton Emerging Markets Fund

Franklin Universal Trust

By:	/s/ NAVID TOFIGH
Name: Navid Tofigh
Title: Vice President

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Schedule A

Acquiring Funds

existing and future series of Advisors Disciplined Trust

Acquired Funds

LMP Capital and Income Fund Inc.

ClearBridge MLP & Midstream Total Return Fund Inc.

BrandywineGLOBAL Global Income Opportunities Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

ClearBridge MLP & Midstream Fund Inc.

Templeton Emerging Markets Fund

Franklin Universal Trust

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DELAWARE FUNDS BY MACQUARIE RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT (“Agreement”), dated as of January 19, 2022, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each Acquired Fund listed on Schedule A, severally and not jointly (each an “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter (“Distributor”) or registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1)(A) and Section 12(d)(1)(C) of the 1940 Act, and (ii) registered investment companies, such as the Acquired Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(1)(B) of the 1940 Act, subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) and Section 12(d)(1)(C), as applicable, in reliance on the Rule; and

WHEREAS, an Acquired Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Acquired Funds to an Acquiring Fund in excess of the limitations of Section 12(d)(1)(B) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and the Acquired Funds, Distributor, or Broker may sell shares of the Acquired Funds to the Acquiring Funds in reliance on the Rule.

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1.	Terms of Investment

(a)  In order to help reasonably address the risk of undue influence on an Acquired Fund that operates as an open-end management investment company (“Acquired Mutual Fund”) by an Acquiring Fund, and to assist the Acquired Mutual Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Mutual Fund agree as follows:

(i) In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Mutual Fund’s registration statement, as amended from time to time, the Acquired Mutual Fund may honor any redemption request partially or wholly in-kind.

(ii) Timing/advance notice of redemptions. The Acquiring Fund will use reasonable efforts to spread large redemption requests (greater than 1% of the Acquired Mutual Fund’s total outstanding shares) over multiple days or to provide advance notification of redemption requests to the Acquired Mutual Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. The Acquired Mutual Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii) Scale of investment. Upon a reasonable request by an Acquired Mutual Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Mutual Fund and the scale of its contemplated investments in the Acquired Mutual Fund.

(b)  With respect to investments in Acquired Funds that operate as exchange-traded funds (“Acquired ETFs”), the Funds note that each Acquired ETF is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption orders for shares of the Acquired ETFs can only be submitted by Brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with the Acquired ETFs’ distributor to transact in shares of the Acquired ETFs. The Acquired ETFs also have policies and procedures (the “Basket Policies”) that govern creations and redemptions of the Acquired ETFs’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that the Acquiring Funds will transact in shares in the Acquired ETFs on the secondary market rather than through direct creation and redemption transactions with the Acquired ETF. The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired ETF should assist the Acquired ETF’s investment adviser with making the required findings under the Rule.

(c)  With respect to investments in Acquired Funds that operate as closed-end management investment companies (“Acquired CEFs”), the Funds note that Acquired CEFs do not permit daily redemptions, and that Acquired CEFs that permit periodic repurchases, such as interval funds that operate under Rule 23c-3 under the 1940 Act, would do so only under prescribed circumstances. In addition, in order to help reasonably address the risk of undue influence on Acquired CEFs, by an Acquiring Fund, each Acquiring Fund and each Acquired CEF agree as follows:

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(i)	Upon a reasonable request by an Acquired CEF, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired CEF and the scale of its contemplated investments in the Acquired CEF;

(ii)	The Funds agree that the Acquiring Fund and its Advisory Group, as defined in Rule 12d1-4, may acquire only up to 10% of the outstanding shares of the Acquired CEF;

(iii)	During the term of this Agreement, the Acquiring Funds will (a) appear at all Acquired CEF shareholder meetings or otherwise cause Acquired CEF shares owned by the Acquiring Funds to be counted as present thereat for purposes of calculating a quorum and (b) vote or cause to be voted at all Acquired CEF shareholder meetings all Acquired CEF securities owned or held by the Acquiring Funds as of the record date of the such meetings in the same proportion as the vote of all other holders of such securities; and

(iv)	During the term of this Agreement, no Acquiring Fund will effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other person to effect, seek, offer, engage in or propose (whether publicly or otherwise) or participate in, any “solicitation” of “proxies” with respect to the Acquired CEFs or propose any matter for submission to a vote of shareholders of any Acquired CEF. Additionally, no Acquiring Fund will knowingly sell shares of any Acquired CEF to any investor which the Acquiring Funds know or reasonably should know to be engaged in acquiring or holding the securities of publicly traded companies with a purpose or effect of changing or influencing control of such companies, or in connection with or as a participant in any transactions having that purpose or effect. For the avoidance of doubt, an Acquiring Fund shall not be deemed to knowingly sell shares of any Acquired CEF to a particular investor when the Acquiring Fund sells Acquired CEF shares through a broker-dealer or other intermediary for execution on or through a national securities exchange.

(d)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of Shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

4.	[Miscellaneous.]

5.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund: If to the Acquired Fund:

Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	David F. Connor (General Counsel) c/o Macquarie Asset Management 100 Independence, 610 Market Street Philadelphia, PA 19106 Email: David.Connor@macquarie.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Jennifer M. Shields c/o Macquarie Asset Management Attn: Legal Dept. 100 Independence, 610 Market Street Philadelphia, PA 19106 Email: Jennifer.Shields@macquarie.com

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6.	Term and Termination; Assignment; Amendment

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(1)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement may not be assigned by either party without the prior written consent of the other.

(d)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

(e)  This Agreement may be amended, including the addition of Acquiring Funds and Acquired Funds to Schedule A, only by a writing that is signed by each affected party.

(f)   In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Acquiring Funds.

(g)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other series of the Acquired Funds.

(h)  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(i)    This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Acquired Fund

Delaware Enhanced Global Dividend and Income Fund

	David F. Connor	/s/ DAVID F. CONNOR
David F. Connor	Print	Signature
General Counsel

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of Acquiring Funds

Alex R. Meitzner	Alex R. Meitzner	/s/ ALEX R. MEITZNER
Name of Authorized Signer	Print	Signature
Title: Senior Vice President

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SCHEDULE A

List of Funds to Which the Agreement Applies

Acquired Funds

Delaware Enhanced Global Dividend and Income Fund

Acquiring Funds

existing and future series of Advisors Disciplined Trust

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Macquarie Global Infrastructure Total Return Fund Inc.

RULE 12d1-4 FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT (“Agreement”), dated as of January 19, 2022, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each Acquired Fund listed on Schedule A, severally and not jointly (each an “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter (“Distributor”) or registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1)(A) and Section 12(d)(1)(C) of the 1940 Act, and (ii) registered investment companies, such as the Acquired Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(1)(B) of the 1940 Act, subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) and Section 12(d)(1)(C), as applicable, in reliance on the Rule; and

WHEREAS, an Acquired Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Acquired Funds to an Acquiring Fund in excess of the limitations of Section 12(d)(1)(B) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and the Acquired Funds, Distributor, or Broker may sell shares of the Acquired Funds to the Acquiring Funds in reliance on the Rule.

7.	Terms of Investment

(a)  In order to help reasonably address the risk of undue influence on an Acquired Fund that operates as an open-end management investment company (“Acquired Mutual Fund”) by an Acquiring Fund, and to assist the Acquired Mutual Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Mutual Fund agree as follows:

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(i) In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Mutual Fund’s registration statement, as amended from time to time, the Acquired Mutual Fund may honor any redemption request partially or wholly in-kind.

(ii) Timing/advance notice of redemptions. The Acquiring Fund will use reasonable efforts to spread large redemption requests (greater than 1% of the Acquired Mutual Fund’s total outstanding shares) over multiple days or to provide advance notification of redemption requests to the Acquired Mutual Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. The Acquired Mutual Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii) Scale of investment. Upon a reasonable request by an Acquired Mutual Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Mutual Fund and the scale of its contemplated investments in the Acquired Mutual Fund.

(b)  With respect to investments in Acquired Funds that operate as exchange-traded funds (“Acquired ETFs”), the Funds note that each Acquired ETF is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption orders for shares of the Acquired ETFs can only be submitted by Brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with the Acquired ETFs’ distributor to transact in shares of the Acquired ETFs. The Acquired ETFs also have policies and procedures (the “Basket Policies”) that govern creations and redemptions of the Acquired ETFs’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that the Acquiring Funds will transact in shares in the Acquired ETFs on the secondary market rather than through direct creation and redemption transactions with the Acquired ETF. The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired ETF should assist the Acquired ETF’s investment adviser with making the required findings under the Rule.

(c)  With respect to investments in Acquired Funds that operate as closed-end management investment companies (“Acquired CEFs”), the Funds note that Acquired CEFs do not permit daily redemptions, and that Acquired CEFs that permit periodic repurchases, such as interval funds that operate under Rule 23c-3 under the 1940 Act, would do so only under prescribed circumstances. In addition, in order to help reasonably address the risk of undue influence on Acquired CEFs, by an Acquiring Fund, each Acquiring Fund and each Acquired CEF agree as follows:

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(i)	Upon a reasonable request by an Acquired CEF, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired CEF and the scale of its contemplated investments in the Acquired CEF;

(ii)	The Funds agree that the Acquiring Fund and its Advisory Group, as defined in Rule 12d1-4, may acquire only up to 10% of the outstanding shares of the Acquired CEF;

(iii)	During the term of this Agreement, the Acquiring Funds will (a) appear at all Acquired CEF shareholder meetings or otherwise cause Acquired CEF shares owned by the Acquiring Funds to be counted as present thereat for purposes of calculating a quorum and (b) vote or cause to be voted at all Acquired CEF shareholder meetings all Acquired CEF securities owned or held by the Acquiring Funds as of the record date of the such meetings in the same proportion as the vote of all other holders of such securities; and

(iv)	During the term of this Agreement, no Acquiring Fund will effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other person to effect, seek, offer, engage in or propose (whether publicly or otherwise) or participate in, any “solicitation” of “proxies” with respect to the Acquired CEFs or propose any matter for submission to a vote of shareholders of any Acquired CEF. Additionally, no Acquiring Fund will knowingly sell shares of any Acquired CEF to any investor which the Acquiring Funds know or reasonably should know to be engaged in acquiring or holding the securities of publicly traded companies with a purpose or effect of changing or influencing control of such companies, or in connection with or as a participant in any transactions having that purpose or effect. For the avoidance of doubt, an Acquiring Fund shall not be deemed to knowingly sell shares of any Acquired CEF to a particular investor when the Acquiring Fund sells Acquired CEF shares through a broker-dealer or other intermediary for execution on or through a national securities exchange.

(d)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

8.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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9.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of Shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

10.	[Miscellaneous.]

11.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund: If to the Acquired Fund:

Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	Emilia Wang (Chief Legal Officer) c/o Macquarie Global Infrastructure Total Return Fund Inc. 100 Independence, 610 Market Street Philadelphia, PA 19106 Email: mimi.wang@macquarie.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Jennifer M. Shields c/o Macquarie Asset Management Attn: Legal Dept. 100 Independence, 610 Market Street Philadelphia, PA 19106 Email: Jennifer.Shields@macquarie.com

12.	Term and Termination; Assignment; Amendment

(j)   This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

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(k)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(1)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(l)    This Agreement may not be assigned by either party without the prior written consent of the other.

(m)         This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

(n)  This Agreement may be amended, including the addition of Acquiring Funds and Acquired Funds to Schedule A, only by a writing that is signed by each affected party.

(o)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Acquiring Funds.

(p)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other series of the Acquired Funds.

(q)  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(r)   This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Acquired Fund

Macquarie Global Infrastructure Total Return Fund Inc.

	Emilia Wang	/s/ EMILIA WANG
Emilia Wang	Print	Signature
Chief Legal Officer

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of Acquiring Funds

Alex R. Meitzner	Alex R. Meitzner	/s/ ALEX R. MEITZNER
Name of Authorized Signer	Print	Signature
Title: Senior Vice President

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SCHEDULE A

List of Funds to Which the Agreement Applies

Acquired Funds

Macquarie Global Infrastructure Total Return Fund Inc.

Acquiring Funds

existing and future series of Advisors Disciplined Trust

85

ADVISORS DISCIPLINED TRUST
RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company listed on Exhibit A and registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Voya Investments, LLC (the “Adviser”), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser, and the parties hereto intend that this Agreement to be applicable to all existing and future registered closed-end funds advised by the Adviser, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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1.	Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) An Acquiring Fund and its advisory group (as such term is defined in the Rule), in the aggregate, may not acquire more than 9.99% of the total outstanding shares of the Acquired Fund;

(iii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit);

(iv) unless otherwise required by Rule 12d1-4(b)(1)(ii)(B), the Acquiring Fund shall vote its securities held of an Acquired Fund in accordance with the recommendation of the board of trustees or board of directors, as applicable, of the Acquired Fund; provided, however, if doing so would violate the Acquiring Fund’s governing documents and/or applicable law, then the Acquiring Fund shall vote its securities held of the Acquired Fund in the same proportion as the vote of all other holders of such securities; and

(v) An Acquiring Fund shall promptly notify an Acquired Fund:

(a) where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 5% of such Acquired Fund’s total outstanding voting securities;

(b) where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 7% of such Acquired Fund’s total outstanding voting securities; and

(c) if at any time an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, no longer holds voting securities of an Acquired Fund in excess of an amount noted in (a) or (b) above.

(vi) Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will use reasonable efforts to provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund. The Acquired Fund acknowledges and agrees that any summary information provided pursuant to the foregoing is not a commitment to purchase the Acquired Fund shares in any amount, nor a limitation thereof, and constitutes an estimate that may differ materially from the amount, timing and manner in which the Acquiring Fund may acquire shares of the Acquired Fund, if at all.

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(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

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If to the Acquiring Fund:	If to the Acquired Fund:
Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	Micheline Faver c/o Voya Investment Management 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 Email: Micheline.Faver@voya.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Gizachew Wubishet Attn: Legal Dept. 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 Email: Gizachew.Wubishet@voya.com

5.	Term and Termination.

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

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7.	Indemnification.

(a) Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b) Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c) In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d) In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

8.	Assignment; Amendment; Miscellaneous.

(a) This Agreement may not be assigned by either party without the prior written consent of the other.

(b) This Agreement may be amended only by a writing that is signed by each affected party.

(c) The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

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(d) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-end Funds advised by Voya Investments, LLC

By: Voya Investments, LLC, on behalf of Acquired Funds

Name:	/s/ MICHELINE S. FAVER

Title:	Senior Vice President

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of Acquiring Funds

Name:	/s/ ALEX R. MEITZNER

Title:	Senior Vice President

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Exhibit A: Acquired Funds

Registrant: Voya Asia Pacific High Dividend Equity Income Fund

Registrant: Voya Emerging Markets High Dividend Equity Fund

Registrant: Voya Global Advantage and Premium Opportunity Fund

Registrant: Voya Global Equity Dividend and Premium Opportunity Fund

Registrant: Voya Infrastructure, Industrials and Materials Fund

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DELAWARE FUNDS BY MACQUARIE RULE 12d1-4
FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT (“Agreement”), dated as of January 19, 2022, between Advisors Disciplined Trust (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each Acquired Fund listed on Schedule A, severally and not jointly (each an “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter (“Distributor”) or registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1)(A) and Section 12(d)(1)(C) of the 1940 Act, and (ii) registered investment companies, such as the Acquired Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(1)(B) of the 1940 Act, subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) and Section 12(d)(1)(C), as applicable, in reliance on the Rule; and

WHEREAS, an Acquired Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Acquired Funds to an Acquiring Fund in excess of the limitations of Section 12(d)(1)(B) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and the Acquired Funds, Distributor, or Broker may sell shares of the Acquired Funds to the Acquiring Funds in reliance on the Rule.

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1.     Terms of Investment

(a)     In order to help reasonably address the risk of undue influence on an Acquired Fund that operates as an open-end management investment company (“Acquired Mutual Fund”) by an Acquiring Fund, and to assist the Acquired Mutual Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Mutual Fund agree as follows:

(i)     In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Mutual Fund’s registration statement, as amended from time to time, the Acquired Mutual Fund may honor any redemption request partially or wholly in-kind.

(ii)     Timing/advance notice of redemptions. The Acquiring Fund will use reasonable efforts to spread large redemption requests (greater than 1% of the Acquired Mutual Fund’s total outstanding shares) over multiple days or to provide advance notification of redemption requests to the Acquired Mutual Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. The Acquired Mutual Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)     Scale of investment. Upon a reasonable request by an Acquired Mutual Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Mutual Fund and the scale of its contemplated investments in the Acquired Mutual Fund.

(b)     With respect to investments in Acquired Funds that operate as exchange-traded funds (“Acquired ETFs”), the Funds note that each Acquired ETF is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption orders for shares of the Acquired ETFs can only be submitted by Brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with the Acquired ETFs’ distributor to transact in shares of the Acquired ETFs. The Acquired ETFs also have policies and procedures (the “Basket Policies”) that govern creations and redemptions of the Acquired ETFs’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that the Acquiring Funds will transact in shares in the Acquired ETFs on the secondary market rather than through direct creation and redemption transactions with the Acquired ETF. The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired ETF should assist the Acquired ETF’s investment adviser with making the required findings under the Rule.

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(c)     With respect to investments in Acquired Funds that operate as closed-end management investment companies (“Acquired CEFs”), the Funds note that Acquired CEFs do not permit daily redemptions, and that Acquired CEFs that permit periodic repurchases, such as interval funds that operate under Rule 23c-3 under the 1940 Act, would do so only under prescribed circumstances. In addition, in order to help reasonably address the risk of undue influence on Acquired CEFs, by an Acquiring Fund, each Acquiring Fund and each Acquired CEF agree as follows:

(i)     Upon a reasonable request by an Acquired CEF, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired CEF and the scale of its contemplated investments in the Acquired CEF;

(ii)     The Funds agree that the Acquiring Fund and its Advisory Group, as defined in Rule 12d1-4, may acquire only up to 10% of the outstanding shares of the Acquired CEF;

(iii)     During the term of this Agreement, the Acquiring Funds will (a) appear at all Acquired CEF shareholder meetings or otherwise cause Acquired CEF shares owned by the Acquiring Funds to be counted as present thereat for purposes of calculating a quorum and (b) vote or cause to be voted at all Acquired CEF shareholder meetings all Acquired CEF securities owned or held by the Acquiring Funds as of the record date of the such meetings in the same proportion as the vote of all other holders of such securities; and

(iv)     During the term of this Agreement, no Acquiring Fund will effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other person to effect, seek, offer, engage in or propose (whether publicly or otherwise) or participate in, any “solicitation” of “proxies” with respect to the Acquired CEFs or propose any matter for submission to a vote of shareholders of any Acquired CEF. Additionally, no Acquiring Fund will knowingly sell shares of any Acquired CEF to any investor which the Acquiring Funds know or reasonably should know to be engaged in acquiring or holding the securities of publicly traded companies with a purpose or effect of changing or influencing control of such companies, or in connection with or as a participant in any transactions having that purpose or effect. For the avoidance of doubt, an Acquiring Fund shall not be deemed to knowingly sell shares of any Acquired CEF to a particular investor when the Acquiring Fund sells Acquired CEF shares through a broker-dealer or other intermediary for execution on or through a national securities exchange.

(d)     In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

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2.     Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.     Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of Shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

4.     [Miscellaneous.]

5.     Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund: Advisors Disciplined Trust c/o Advisors Asset Management, Inc. 8100 East 22nd Street N., Bldg. 800, Ste. 102 Wichita, KS 67226 Email: aam-uitsponsorsolutions@aamlive.com	If to the Acquired Fund: David F. Connor (General Counsel) c/o Macquarie Asset Management 100 Independence, 610 Market Street Philadelphia, PA 19106 Email: David.Connor@macguarie.com
With a copy to: Advisors Asset Management, Inc. Attn: Legal Dept. 18925 Base Camp Road Monument, CO 80132	With a copy to: Jennifer M. Shields c/o Macquarie Asset Management Attn: Legal Dept. 100 Independence, 610 Market Street Philadelphia, PA 19106 Email: Jennifer.Shields@macguarie.com
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6.     Term and Termination; Assignment; Amendment

(a)     This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)     This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(1)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)     This Agreement may not be assigned by either party without the prior written consent of the other.

(d)     This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

(e)     This Agreement may be amended, including the addition of Acquiring Funds and Acquired Funds to Schedule A, only by a writing that is signed by each affected party.

(f)     In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Acquiring Funds.

(g)     In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other series of the Acquired Funds.

(h)     The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(i)     This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Acquired Fund

Delaware Enhanced Global Dividend and Income Fund

Delaware Ivy High Income Opportunities Fund

David F. Connor

General Counsel

David F. Connor

Print

/S/ DAVID F. CONNOR

Signature

Advisors Disciplined Trust on behalf of each of its existing and future series

By: Advisors Asset Management, Inc., on behalf of Acquiring Funds

Alex R. Meitzner

Name of Authorized Signer

Title: Senior Vice President

Alex R. Meitzner

Print

/S/ ALEX R. MEITZNER

Signature

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SCHEDULE A

List of Funds to Which the Agreement Applies

Acquired Funds

Delaware Enhanced Global Dividend and Income Fund

Delaware Ivy High Income Opportunities Fund

Acquiring Funds

Existing and future series of Advisors Disciplined Trust

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